Total Number of Pages including Exhibits    5
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Exhibit Index is on Page    3
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 OR 15(d) of
                     The Securities Exchange Act of 1934

                               December 5, 1995
                      (Date of earliest event reported)


                        AVCO FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)




           DELAWARE                     0-6119             13-2530491
(State or other jurisdiction of      (Commission        (I.R.S. Employer
incorporation or organization)       File Number)      Identification No.)


        600 Anton Boulevard, Costa Mesa, California     92628-5011
          (Address of principal executive offices)      (Zip Code)


              Registrant's telephone number, including area code
                                 714-435-1200

Item 7.  Financial Statements and Exhibits
------------------------------------------

(b)  Exhibits.

     The following exhibits relate to the Registrant's Registration Statement Nos. 33-50547 and 33-55953 on Form S-3 with respect to which the Registrant commenced an offering on December 5, 1995 of $200,000,000 of 6% Senior Notes due August 15, 2002.

     4(d)(iii)  -  Form of 6% Senior Notes due August 15, 2002.


                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVCO FINANCIAL SERVICES, INC.



                                        By  /s/ HERBERT F. SMITH
                                        -------------------------------
                                                Herbert F. Smith
                                            Executive Vice President
                                                 and Secretary
Dated:  December 8, 1995

                              INDEX TO EXHIBITS


                                                         Sequentially
Exhibit                                                     Numbered
Number                                                        Page
-------                                                  ------------
4(d)(iii)   --    Form of 6% Senior Notes due                4-5
                  August 15, 2002.

